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                                                                   Exhibit 10(f)

                            INDEMNIFICATION AGREEMENT
                            -------------------------

         This Agreement is made as of the day of __________,_ _____, between Ferro Corporation, an Ohio corporation (the "Company") and ___________, a director, officer or representative (as hereinafter defined) of the Company (the "Indemnitee");

         WHEREAS, the Company and the Indemnitee are each aware of the exposure to litigation of officers, directors and representatives of the Company as such persons exercise their duties to the Company;

         WHEREAS, the Company and the Indemnitee are also aware of conditions in the insurance industry that have affected and may continue to affect the Company's ability to obtain appropriate directors' and officers' liability insurance on an economically acceptable basis;

         WHEREAS, the Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as the Indemnitee;

         WHEREAS, the Indemnitee desires to serve or to continue to serve the Company as a director, officer or as a director, officer or trustee of another corporation, joint venture, trust or other enterprise in which the Company has a direct or indirect ownership interest, for so long as the Company continues to provide on an acceptable basis adequate and reliable indemnification against certain liabilities and expenses which may be incurred by the Indemnitee.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

1.       INDEMNIFICATION
         ---------------

         Subject to the terms of this Agreement, the Company shall indemnify the Indemnitee with respect to his/her activities as a director or officer of the Company and/or as a person who is serving or has served on behalf of the Company ("representative") as a director, officer, or trustee of another corporation, joint venture, trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest (an "affiliated entity") against expenses (including, without limitation, attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by him/her ("Expenses") in connection with any claim against Indemnitee which is the subject of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal (a "Proceeding"), to which Indemnitee was, is, or is threatened to be made a party by reason of facts which include Indemnitee's being or having been such a director, officer or representative, to the extent of the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:

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         (a)      The benefits provided by the Company's Regulations in effect on the date hereof, as adopted by the shareholders of the Company at the 1987 annual meeting of shareholders;

         (b) The benefits provided by the Articles of Incorporation, Regulations, or By-laws or their equivalent of the Company in effect at the time Expenses are incurred by Indemnitee;

         (c) The benefits allowable under Ohio law in effect at the date hereof;

         (d) The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;

         (e) The benefits available under liability insurance obtained by the Company;

         (f) The benefits which would have been available to the Indemnitee under the Directors and Officers Liability Insurance and Reimbursement for Directors and Officers Liability Policy issued by Harbor Insurance Company on April 8, 1985 which expired on March 30, 1986 and which is designated as policy number HI 211839 had such policy continued in effect and unamended at the time Expenses are incurred by the Indemnitee; and

         (g) Such other benefits as are or may be otherwise available to Indemnitee.

         Combination of two or more of the benefits provided by (a) through (g) shall be available to the extent that the Applicable Document, as hereafter defined, does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items (a) through (g) above is called the "Applicable Document" in this Agreement. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain the benefits selected by Indemnitee under items (a) through (g) above.

         For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans for employees of the Company or of any affiliated entity without regard to ownership of such plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving on behalf of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.

2.       INSURANCE
         ---------



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         The Company shall maintain directors' and officers' liability insurance for so long as Indemnitee's services are covered hereunder, provided and only to the extent that such insurance is available in amounts and on terms and conditions determined by the Company to be acceptable. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments in fact made to Indemnitee under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments hereunder by the amount of the payments made under any such insurance policy.

3.       PAYMENT OF EXPENSES
         -------------------

         At Indemnitee's request, the Company shall pay the Expenses as and when incurred by Indemnitee, after receipt of written notice pursuant to
         Section 6 hereof and an undertaking in the form of Exhibit I attached hereto by or on behalf of Indemnitee (i) to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that Indemnitee is required to repay such amounts and (ii) to reasonably cooperate with the Company concerning such Proceeding. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any Proceeding shall be paid by the Company within thirty (30) days of its receipt of such request, together with reasonable documentation (consistent, in the case of attorneys' fees, with Company practice in payment of legal fees for outside counsel generally) evidencing the amount and nature of such Expenses, subject to its also having received such a notice and undertaking.

4.       ESCROW
         ------

         The Company shall dedicate an aggregate of TWO AND ONE-HALF MILLION DOLLARS ($2,500,000) as collateral security for the funding of its obligations hereunder and under similar and predecessor agreements with other directors, officers and representatives by depositing assets or bank letters of credit in escrow or reserving lines of credit that may be drawn down by an escrow agent in the dedicated amount (the "Escrow Reserve"). Attached hereto as Exhibit II is the form of escrow agreement relating to the establishment and operation of the Escrow Reserve. The Company shall have the rights of substitution with respect to the funding in escrow of its obligations hereunder, as provided in such Exhibit II. The Company shall, upon request, promptly provide to Indemnitee such additional documentation or information with respect to the escrow as Indemnitee may from time to time reasonably request. The Company shall promptly deliver an executed copy of this Agreement to the escrow agent for the Escrow Reserve to evidence to that agent that Indemnitee is a beneficiary of that Escrow Reserve and shall deliver to Indemnitee the escrow agent's signed receipt evidencing that delivery.

5.       ADDITIONAL RIGHTS
         -----------------

         The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after


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         Indemnitee has ceased to occupy a position as an officer, director or representative as described in Paragraph 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his/her service in such position.

6.       NOTICE TO COMPANY
         -----------------

         Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided that failure to provide such notice shall not in any way limit Indemnitee's rights under this Agreement.

7.       COOPERATION IN DEFENSE AND SETTLEMENT
         -------------------------------------

         Indemnitee shall not make any admission or effect any settlement of any Proceeding without the Company's written consent unless Indemnitee shall have determined to undertake his/her own defense in such matter and has waived the benefits of this Agreement. The Company shall not settle any Proceeding to which Indemnitee is a party in any manner which would impose any Expense on Indemnitee without his/her written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to any proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers, in attempts to defend and/or settle such Proceeding.

8.       ASSUMPTION OF DEFENSE
         ---------------------

         Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election so to assume such defense, the Company will not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

         (a) The employment of counsel by Indemnitee has been authorized by the Company;

         (b) Counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;

         (c) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company in the conduct of the defense of such Proceeding; or


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         (d)      The Company shall not have employed counsel promptly to assume the defense of such Proceeding,

         in each of which cases the fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made either of the conclusions provided for in clauses (b) or (c) above.

9.       ENFORCEMENT
         -----------

         In the event that any dispute or controversy shall arise under this Agreement between Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses incurred, then with respect to each such dispute or controversy Indemnitee may seek to enforce the Agreement through legal action or, at Indemnitee's sole option and written request, through arbitration. If arbitration is requested, such dispute or controversy shall be submitted by the parties to binding arbitration in the City of Cleveland, State of Ohio, before a single arbitrator agreeable to both parties. If the parties cannot agree on a designated arbitrator within 15 days after arbitration is requested in writing by Indemnitee, the arbitration shall proceed in the City of Cleveland, State of Ohio, before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association and the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has, or is associated with a firm having associated with it an attorney which has, been retained by or performed services for the Company or Indemnitee at any time during the five years preceding the commencement of arbitration. The award shall be rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with such legal action or arbitration; provided that Indemnitee shall not be obligated to reimburse the Company unless the arbitrator or court which resolves the dispute determines that Indemnitee acted in bad faith in bringing such action or arbitration.

10.      EXCLUSIONS
         ----------

         Notwithstanding the scope of indemnification which may be available to Indemnitee from time to time under any Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to:

         (a) Any claim or any part thereof as to which Indemnitee shall have been determined by a court of competent jurisdiction from which no appeal is or can be taken, by clear and convincing evidence, to have acted or failed to act with deliberate intent to cause injury to the Company or with reckless disregard for the best interests of the Company;


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         (b)      Any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 pursuant to which Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment;

         (c) Any obligation of Indemnitee based upon or attributable to the Indemnitee gaining in fact any personal gain, profit or advantage to which he was not entitled; or

         (d) Any Proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee (i) to enforce his/her rights under this Agreement or (ii) in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such Proceeding.

         Nothing in this Section 10 shall eliminate or diminish Company's obligations to advance that portion of Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any Proceeding pursuant to Section 3 of this Agreement.

11.      EXTRAORDINARY TRANSACTIONS
         --------------------------

         The Company covenants and agrees that, in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

         (a) Have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

         (b) Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.


12.      NO PERSONAL LIABILITY
         ---------------------

         Indemnitee agrees that neither the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company, proceeds of insurance and the escrow referred to in Section 4 hereof for satisfaction of any claims hereunder.

13.      SEVERABILITY
         ------------


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         If any provision, phrase, or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination should become final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

14.      SUBROGATION
         -----------

         In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

15.      GOVERNING LAW
         -------------

         The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

16.      NOTICES
         -------

         All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by certified mail, return receipt requested, with postage prepaid:

         (a)  If to the Company, to:   FERRO CORPORATION
                                       1000 Lakeside Avenue
                                       Cleveland, Ohio  44114
                                       Attention: Vice President and
                                         Chief Financial Officer

         (b)  If to Indemnitee, to:



         or to such other or further address as shall be designated from time to time by the Indemnitee or the Company to the other.

17.      TERMINATION
         -----------

         This Agreement may be terminated by either party upon not less than sixty (60) days prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of Company hereunder (including the obligation to maintain the escrow referred to in Section 4 hereof) with respect to Indemnitee's activities prior to the effective date of termination.


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18.      AMENDMENTS AND BINDING EFFECT
         -----------------------------

         This Agreement and the rights and duties of Indemnitee and the Company hereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto. This Agreement is and shall be binding upon and shall inure to the benefits of the parties thereto and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement in triplicate as of the date first above written.

INDEMNITEE                             FERRO CORPORATION


                                       By:
------------------------------            --------------------------------------

Title:  Director                       Title:
                                             -----------------------------------




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